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                                  EXHIBIT 10.1


                       [PRIME COMPANIES, INC. LETTERHEAD]



                                January 21, 1999


Jericoa Corp.
1300 Brookhurst
Fullerton, Ca 92833

         Re:   S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Jericoa Corp. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Jericoa Corp.149,990 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer